SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated May 5, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the attached Exhibit.

     The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

                                                               SUB-ITEM 77Q1(E)

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM SPECIAL OPPORTUNITIES FUNDS
                                        AIM STOCK FUNDS
                                        AIM SUMMIT FUND
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Title: President


                                        A I M ADVISORS, INC.


                                        By: /s/ Philip Taylor
                                            ------------------------------------
                                        Title: President

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                      EXPIRATION
      AIM COUNSELOR SERIES TRUST                             WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
      --------------------------                             ------------------                       --------------  ----------
AIM Advantage Health Sciences Fund      AIM will waive advisory fees to the extent necessary so that     7/1/2005      6/30/2007
                                        advisory fees AIM receives do not exceed an annual base
                                        management fee of 1.25% of the Fund's average daily net
                                        assets, subject to a maximum performance adjustment upward or downward of 0.75% annually. As a result, AIM may receive a management net fee that ranges from 0.50% to 2.00% of
                                        average daily net assets, based on the Fund's performance.

AIM Multi-Sector Fund                   AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.67% of the next $250M
                                        0.645% of the next $500M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

                                                                                                                      EXPIRATION
           AIM EQUITY FUNDS                                  WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
           ----------------                                  ------------------                       --------------  ----------
AIM Capital Development Fund            AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.745% of the first $250M
                                        0.73% of the next $250M
                                        0.715% of the next $500M
                                        0.70% of the next $1.5B
                                        0.685% of the next $2.5B
                                        0.67% of the next $2.5B
                                        0.655% of the next $2.5B
                                        0.64% of the excess over $10B

AIM Charter Fund                        AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $150M
                                        0.615% of the next $4.85B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

AIM Constellation Fund                  AIM will waive advisory fees to the extent necessary so that     3/27/2005    12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.615% of the next $4B
                                        0.595% of the next $750M
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B


1 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                      EXPIRATION
     AIM EQUITY FUNDS - CONTINUED                            WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
     ----------------------------                            ------------------                       --------------  ----------
AIM Large Cap Growth Fund               AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.67% of the next $250M
                                        0.645% of the next $500M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

AIM Select Basic Value Fund             AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.67% of the next $250M
                                        0.645% of the next $500M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

                                                                                                                      EXPIRATION
            AIM FUNDS GROUP                                  WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
            ---------------                                  ------------------                       --------------  ----------
AIM Basic Balanced Fund                 AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.62% of the first $250M
                                        0.605% of the next $250M
                                        0.59% of the next $500M
                                        0.575% of the next $1.5B
                                        0.56% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.53% of the next $2.5B
                                        0.515% of the excess over $10B

AIM European Small Company Fund         AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.935% of the first $250M
                                        0.91% of the next $250M
                                        0.885% of the next $500M
                                        0.86% of the next $1.5B
                                        0.835% of the next $2.5B
                                        0.81% of the next $2.5B
                                        0.785% of the next $2.5B
                                        0.76% of the excess over $10B

AIM Global Value Fund                   AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.80% of the first $250M
                                        0.78% of the next $250M
                                        0.76% of the next $500M
                                        0.74% of the next $1.5B
                                        0.72% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.68% of the next $2.5B
                                        0.66% of the excess over $10B


2 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                      EXPIRATION
      AIM FUNDS GROUP - CONTINUED                            WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
      ---------------------------                            ------------------                       --------------  ----------
AIM International Small Company Fund    AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.935% of the first $250M
                                        0.91% of the next $250M
                                        0.885% of the next $500M
                                        0.86% of the next $1.5B
                                        0.835% of the next $2.5B
                                        0.81% of the next $2.5B
                                        0.785% of the next $2.5B
                                        0.76% of the excess over $10B

AIM Mid Cap Basic Value Fund            AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.745% of the first $250M
                                        0.73% of the next $250M
                                        0.715% of the next $500M
                                        0.70% of the next $1.5B
                                        0.685% of the next $2.5B
                                        0.67% of the next $2.5B
                                        0.655% of the next $2.5B
                                        0.64% of the excess over $10B

AIM Select Equity Fund                  AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.67% of the next $250M
                                        0.645% of the next $500M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

AIM Small Cap Equity Fund               AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.745% of the first $250M
                                        0.73% of the next $250M
                                        0.715% of the next $500M
                                        0.70% of the next $1.5B
                                        0.685% of the next $2.5B
                                        0.67% of the next $2.5B
                                        0.655% of the next $2.5B
                                        0.64% of the excess over $10B


3 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                      EXPIRATION
          AIM GROWTH SERIES                                  WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
          ------------------                                 ------------------                       --------------  ----------
AIM Basic Value Fund                    AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.67% of the next $250M
                                        0.645% of the next $500M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

AIM Global Equity Fund                  AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.80% of the first $250M
                                        0.78% of the next $250M
                                        0.76% of the next $500M
                                        0.74% of the next $1.5B
                                        0.72% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.68% of the next $2.5B
                                        0.66% of the excess over $10B

                                                                                                                      EXPIRATION
    AIM INTERNATIONAL MUTUAL FUNDS                           WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
    ------------------------------                           ------------------                       --------------  ----------
AIM Asia Pacific Growth Fund            AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.935% of the first $250M
                                        0.91% of the next $250M
                                        0.885% of the next $500M
                                        0.86% of the next $1.5B
                                        0.835% of the next $2.5B
                                        0.81% of the next $2.5B
                                        0.785% of the next $2.5B
                                        0.76% of the excess over $10B

AIM European Growth Fund                AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.935% of the first $250M
                                        0.91% of the next $250M
                                        0.885% of the next $500M
                                        0.86% of the next $1.5B
                                        0.835% of the next $2.5B
                                        0.81% of the next $2.5B
                                        0.785% of the next $2.5B
                                        0.76% of the excess over $10B

AIM Global Aggressive Growth Fund       AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.80% of the first $250M
                                        0.78% of the next $250M
                                        0.76% of the next $500M
                                        0.74% of the next $1.5B
                                        0.72% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.68% of the next $2.5B
                                        0.66% of the excess over $10B


4 of 12

                           EXHIBIT TO ADVISORY FEE MOA


   AIM INTERNATIONAL MUTUAL FUNDS -                                                                                    EXPIRATION
               CONTINUED                                     WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
   --------------------------------                          ------------------                       --------------  ----------
AIM Global Growth Fund                  AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.80% of the first $250M
                                        0.78% of the next $250M
                                        0.76% of the next $500M
                                        0.74% of the next $1.5B
                                        0.72% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.68% of the next $2.5B
                                        0.66% of the excess over $10B

AIM International Growth Fund           AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.935% of the first $250M
                                        0.91% of the next $250M
                                        0.885% of the next $500M
                                        0.86% of the next $1.5B
                                        0.835% of the next $2.5B
                                        0.81% of the next $2.5B
                                        0.785% of the next $2.5B
                                        0.76% of the excess over $10B

                                                                                                                      EXPIRATION
         AIM INVESTMENTS FUNDS                               WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
         ---------------------                               ------------------                       --------------  ----------
AIM Developing Markets Fund             AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.935% of the first $250M
                                        0.91% of the next $250M
                                        0.885% of the next $500M
                                        0.86% of the next $1.5B
                                        0.835% of the next $2.5B
                                        0.81% of the next $2.5B
                                        0.785% of the next $2.5B
                                        0.76% of the excess over $10B

AIM Global Health Care Fund             AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B


5 of 12

                           EXHIBIT TO ADVISORY FEE MOA


        AIM INVESTMENTS FUNDS -                                                                                       EXPIRATION
               CONTINUED                                     WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
        -----------------------                              ------------------                       --------------  ----------
AIM Trimark Endeavor Fund               AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.745% of the first $250M
                                        0.73% of the next $250M
                                        0.715% of the next $500M
                                        0.70% of the next $1.5B
                                        0.685% of the next $2.5B
                                        0.67% of the next $2.5B
                                        0.655% of the next $2.5B
                                        0.64% of the excess over $10B

AIM Trimark Fund                        AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.80% of the first $250M
                                        0.78% of the next $250M
                                        0.76% of the next $500M
                                        0.74% of the next $1.5B
                                        0.72% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.68% of the next $2.5B
                                        0.66% of the excess over $10B

AIM Trimark Small Companies Fund        AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.745% of the first $250M
                                        0.73% of the next $250M
                                        0.715% of the next $500M
                                        0.70% of the next $1.5B
                                        0.685% of the next $2.5B
                                        0.67% of the next $2.5B
                                        0.655% of the next $2.5B
                                        0.64% of the excess over $10B

         AIM INVESTMENTS FUNDS                                                                                        EXPIRATION
                FUNDS                                        WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
         ---------------------                               ------------------                       --------------  ----------
AIM Real Estate Fund                    AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B


6 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                      EXPIRATION
           AIM SECTOR FUNDS                                  WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
           ----------------                                  ------------------                       --------------  ----------
AIM Energy Fund                         AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B

AIM Financial Services Fund             AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B

AIM Gold & Precious Metals Fund         AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B

AIM Leisure Fund                        AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B

AIM Technology Fund                     AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B


7 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                      EXPIRATION
     AIM SECTOR FUNDS - CONTINUED                            WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
     ----------------------------                            ------------------                       --------------  ----------
AIM Utilities Fund                      AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B

                                                                                                                      EXPIRATION
   AIM SPECIAL OPPORTUNITIES FUNDS                            WAIVER DESCRIPTION                      EFFECTIVE DATE     DATE
   -------------------------------                            ------------------                      --------------  ----------
AIM Opportunities II Fund               AIM will waive advisory fees to the extent necessary so that     7/1/2006      6/30/2007
                                        advisory fees AIM receives do not exceed an annual base
                                        management fee of 1.00% of the Fund's average daily net
                                        assets, subject to a maximum performance adjustment upward or downward of 0.50% annually. As a result, AIM may receive a management net fee that ranges from 0.50% to 1.50% of
                                        average daily net assets, based on the Fund's performance.

AIM Opportunities III Fund              AIM will waive advisory fees to the extent necessary so that     7/1/2006      6/30/2007
                                        advisory fees AIM receives do not exceed an annual base
                                        management fee of 1.00% of the Fund's average daily net
                                        assets, subject to a maximum performance adjustment upward or downward of 0.50% annually. As a result, AIM may receive a management net fee that ranges from 0.50% to 1.50% of
                                        average daily net assets, based on the Fund's performance.

                                                                                                                      EXPIRATION
            AIM STOCK FUNDS                                   WAIVER DESCRIPTION                      EFFECTIVE DATE     DATE
            ---------------                                   ------------------                      --------------  ----------
AIM S&P 500 Index Fund                  AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.25% of the first $250M
                                        0.24% of the next $250M
                                        0.23% of the next $500M
                                        0.22% of the next $1.5B
                                        0.21% of the next $2.5B
                                        0.20% of the next $2.5B
                                        0.19% of the next $2.5B
                                        0.18% of the excess over $10B

                                                                                                                      EXPIRATION
            AIM SUMMIT FUND                                  WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
            ---------------                                  ------------------                       --------------  ----------
AIM Summit Fund                         AIM will waive advisory fees to the extent necessary so that     1/1/2005      6/30/2007
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.67% of the next $250M
                                        0.645% of the next $500M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B


8 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                      EXPIRATION
     AIM TREASURER'S SERIES TRUST                             WAIVER DESCRIPTION                      EFFECTIVE DATE     DATE
     ----------------------------                             ------------------                      --------------  ----------
Premier Portfolio                       AIM will waive advisory fees in the amount of 0.08% of the       2/25/2005     6/30/2007
                                        Funds average daily net assets

Premier U.S. Government Money           AIM will waive advisory fees in the amount of 0.08% of the       2/25/2005     6/30/2007
Portfolio                               Funds average daily net assets

                                                                                                                      EXPIRATION
     AIM VARIABLE INSURANCE FUNDS                             WAIVER DESCRIPTION                      EFFECTIVE DATE     DATE
     ----------------------------                             ------------------                      --------------  ----------
AIM V. I. Basic Balanced Fund           AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.62% of the first $150M
                                        0.50% of the next $4.85B
                                        0.475% of the next $5B
                                        0.45% of the excess over $10B

AIM V. I. Basic Value Fund              AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.67% of the next $250M
                                        0.645% of the next $500M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

AIM V. I. Capital Appreciation Fund     AIM will waive advisory fees to the extent necessary so that    05/01/2006*   12/31/2009*
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below. *
                                        0.695% of the first $250M
                                        0.625% of the next $750M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

AIM V. I. Capital Development Fund      AIM will waive advisory fees to the extent necessary so that     1/1/2005      4/30/2008
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.745% of the first $250M
                                        0.73% of the next $250M
                                        0.715% of the next $500M
                                        0.70% of the next $1.5B
                                        0.685% of the next $2.5B
                                        0.67% of the next $2.5B
                                        0.655% of the next $2.5B
                                        0.64% of the excess over $10B

* The waiver schedule, effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund.


9 of 12

                           EXHIBIT TO ADVISORY FEE MOA

    AIM VARIABLE INSURANCE FUNDS -                                                                                    EXPIRATION
            CONTINUED                                            WAIVER DESCRIPTION                   EFFECTIVE DATE     DATE
    ------------------------------                               ------------------                   --------------  ----------
AIM V. I. Core Equity Fund              AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009*
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.67% of the next $250M
                                        0.645% of the next $500M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

AIM V. I. Demographic Trends Fund       AIM will waive advisory fees to the extent necessary so that     1/1/2005     12/31/2009
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.67% of the next $250M
                                        0.645% of the next $500M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

AIM V. I. Dynamics Fund                 AIM will waive advisory fees to the extent necessary so that     1/1/2005      4/30/2008
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.745% of the first $250M
                                        0.73% of the next $250M
                                        0.715% of the next $500M
                                        0.70% of the next $1.5B
                                        0.685% of the next $2.5B
                                        0.67% of the next $2.5B
                                        0.655% of the next $2.5B
                                        0.64% of the excess over $10B

AIM V. I. Financial Services Fund       AIM will waive advisory fees to the extent necessary so that     1/1/2005      4/30/2008
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B

AIM V. I. Global Healthcare Fund        AIM will waive advisory fees to the extent necessary so that     1/1/2005      4/30/2008
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B

* The expiration date shown is the expiration date that will become effective upon the closing of the acquisition of AIM V.I. Core Stock Fund.


10 of 12

                           EXHIBIT TO ADVISORY FEE MOA

    AIM VARIABLE INSURANCE FUNDS -                                                                                    EXPIRATION
            CONTINUED                                            WAIVER DESCRIPTION                   EFFECTIVE DATE     DATE
    ------------------------------                               ------------------                   --------------  ----------
AIM V. I. Global Real Estate Fund       AIM will waive advisory fees to the extent necessary so that     1/1/2005      4/30/2008
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B

AIM V. I. Large Cap Growth Fund         AIM will waive advisory fees to the extent necessary so that    06/12/2006*   12/31/2009*
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.695% of the first $250M
                                        0.67% of the next $250M
                                        0.645% of the next $500M
                                        0.62% of the next $1.5B
                                        0.595% of the next $2.5B
                                        0.57% of the next $2.5B
                                        0.545% of the next $2.5B
                                        0.52% of the excess over $10B

AIM V. I. Leisure Fund                  AIM will waive advisory fees to the extent necessary so that     1/1/2005      4/30/2008
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B

AIM V. I. Small Cap Equity Fund         AIM will waive advisory fees to the extent necessary so that     1/1/2005      4/30/2008
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.745% of the first $250M
                                        0.73% of the next $250M
                                        0.715% of the next $500M
                                        0.70% of the next $1.5B
                                        0.685% of the next $2.5B
                                        0.67% of the next $2.5B
                                        0.655% of the next $2.5B
                                        0.64% of the excess over $10B

AIM V. I. Small Cap Growth Fund         AIM will waive advisory fees to the extent necessary so that     1/1/2005      4/30/2008
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.745% of the first $250M
                                        0.73% of the next $250M
                                        0.715% of the next $500M
                                        0.70% of the next $1.5B
                                        0.685% of the next $2.5B
                                        0.67% of the next $2.5B
                                        0.655% of the next $2.5B
                                        0.64% of the excess over $10B

* The effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Blue Chip Fund.


11 of 12

                           EXHIBIT TO ADVISORY FEE MOA

    AIM VARIABLE INSURANCE FUNDS -                                                                                    EXPIRATION
            CONTINUED                                            WAIVER DESCRIPTION                   EFFECTIVE DATE     DATE
    ------------------------------                               ------------------                   --------------  ----------
AIM V. I. Technology Fund               AIM will waive advisory fees to the extent necessary so that     1/1/2005      4/30/2008
                                        advisory fees AIM receives does not exceed the annualized
                                        rates listed below.
                                        0.75% of the first $250M
                                        0.74% of the next $250M
                                        0.73% of the next $500M
                                        0.72% of the next $1.5B
                                        0.71% of the next $2.5B
                                        0.70% of the next $2.5B
                                        0.69% of the next $2.5B
                                        0.68% of the excess over $10B


12 of 12